                                                                      EXHIBIT 15


                                POWER OF ATTORNEY

               The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Janis B. Funk, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

               Witness my hand on the date set forth below.


                                            /s/ Larry R. Prible
                                            -----------------------------------
                                            Larry R. Prible
                                            Chairman of the Board and Director


April 9, 1998

                                POWER OF ATTORNEY

               The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Janis B. Funk, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

               Witness my hand on the date set forth below.


                                 /s/ Stephen J. Shorrock
                                 -----------------------------------------------
                                 Stephen J. Shorrock
                                 President, Chief Executive Officer and Director


April 9, 1998

                                POWER OF ATTORNEY

               The undersigned officer of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Janis B. Funk, as my true and lawful attorney, with full power to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

               Witness my hand on the date set forth below.


                                            /s/ Lisa Foxworthy-Parker
                                            ------------------------------------
                                            Lisa Foxworthy-Parker
                                            Secretary


September 21, 1998

                                POWER OF ATTORNEY

               The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Janis B. Funk, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

               Witness my hand on the date set forth below.


                                            /s/ Eugene M. Busche
                                            ------------------------------------
                                            Eugene M. Busche
                                            Director


April 9, 1998

                                POWER OF ATTORNEY

               The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Janis B. Funk, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

               Witness my hand on the date set forth below.


                                            /s/ Gregory J. Carney
                                            ------------------------------------
                                            Gregory J. Carney
                                            Director


April 9, 1998

                                POWER OF ATTORNEY

               The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Janis B. Funk, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

               Witness my hand on the date set forth below.


                                            /s/ John J. Fahrenbach
                                            ------------------------------------
                                            John J. Fahrenbach
                                            Director


April 9, 1998

                                POWER OF ATTORNEY

               The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Janis B. Funk, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

               Witness my hand on the date set forth below.


                                            /s/ Andrew Jackson Paine, Jr.
                                            ------------------------------------
                                            Andrew Jackson Paine, Jr.
                                            Director


April 9, 1998

                                POWER OF ATTORNEY

               The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Janis B. Funk, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

               Witness my hand on the date set forth below.


                                            /s/ Garrett P. Ryan
                                            ------------------------------------
                                            Garrett P. Ryan
                                            Director


April 9, 1998

                                POWER OF ATTORNEY

               The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Janis B. Funk, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

               Witness my hand on the date set forth below.


                                            /s/ Dr. Gene E. Sease
                                            ------------------------------------
                                            Dr. Gene E. Sease
                                            Director


April 9, 1998

                                POWER OF ATTORNEY

               The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Janis B. Funk, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

               Witness my hand on the date set forth below.


                                            /s/ Richard Allen Steele
                                            ------------------------------------
                                            Richard Allen Steele
                                            Director


April 9, 1998

                                POWER OF ATTORNEY

               The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Janis B. Funk, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

               Witness my hand on the date set forth below.


                                            /s/ George A. Thiel
                                            ------------------------------------
                                            George A. Thiel
                                            Director


May 14, 1998

                                POWER OF ATTORNEY

               The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Janis B. Funk, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

               Witness my hand on the date set forth below.


                                            /s/ William A. Walsh
                                            ------------------------------------
                                            William A. Walsh
                                            Director


April 9, 1998

                                POWER OF ATTORNEY

               The undersigned officer of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Janis B. Funk, as my true and lawful attorney, with full power to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

               Witness my hand on the date set forth below.


                                            /s/ Kenneth A. Roman
                                            ------------------------------------
                                            Kenneth A. Roman
                                            Controller and Treasurer


September 18, 1998